Acquisition	12 Months Ended
Dec. 31, 2024
Acquisition [Abstract]
ACQUISITION

17. ACQUISITION

On November 12, 2023, the Company and one of its subsidiaries, BioLite, Inc. (“BioLite Taiwan”)  each entered into a multi-year, global licensing agreement with AiBtl BioPharma Inc. (“AiBtl”, or the acquired company) for the Company and BioLite Taiwan’s CNS drugs with the indications of MDD (Major Depressive Disorder) and ADHD (Attention Deficit Hyperactivity Disorder) (collectively, the “Licensed Products”). The potential license will cover the Licensed Products’ clinical trial, registration, manufacturing, supply, and distribution rights. The parties are determined to collaborate on the global development of the Licensed Products. The parties are also working to strengthen new drug development and business collaboration, including technology, interoperability, and standards development. As per each of the respective agreements, each of ABVC and BioLite Taiwan received 23 million shares of AiBtl stock and as a result, the Company has a controlling interest over AiBtl. If certain milestones are met, the Company and BioLite Taiwan are each eligible to receive $3,500,000 and royalties equaling 5% of net sales, up to $100 million.

The Company concluded the assets acquired and liabilities assumed did not meet the definition of a business as a limited number of inputs were acquired but no substantive business processes or signs of output were acquired. As such, the acquisition was accounted for as an asset purchase. The purchase consideration was nonmonetary assets (patent) and transfer on November12, 2023. The equity interest transferred to ABVC and BioLite Taiwan on December 15, 2023.

Cash and cash equivalents	S	-
Total assets acquired		-
Accrued expense		(243,888)
Due to Director		(498)
Total liabilities acquired		(243,386)
Total consideration (Intangible assets)		-